EXHIBIT 32.2


Certification of Chief Financial  Officer Pursuant to Rule 13a-14(b),  18 U.S.C.
Section 1350, as Adopted  Pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002

In connection with the filing by Greenbriar Corporation (the "Company") of the Quarterly Report on Form 10-Q for the period ending September 30, 2003 (the Report), I, Gene S. Bertcher, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) and 5(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Company.



                                          /S/  Gene S. Bertcher
                                         -----------------------
                                         Gene S. Bertcher
                                         Chief Financial Officer
                                         November 15, 2004